Commitments and contingencies	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure
Commitments And Contingencies

Note 27 – Commitments and contingencies

Off-balance sheet risk

The Corporation is a party to financial instruments with off-balance sheet credit risk in the normal course of business to meet the financial needs of its customers. These financial instruments include loan commitments, letters of credit and standby letters of credit. These instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the consolidated statements of financial condition.

The Corporation’s exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit, standby letters of credit and financial guarantees is represented by the contractual notional amounts of those instruments. The Corporation uses the same credit policies in making these commitments and conditional obligations as it does for those reflected on the consolidated statements of financial condition.

Financial instruments with off-balance sheet credit risk, whose contract amounts represent potential credit risk as of the end of the periods presented were as follows:

(In thousands)	December 31, 2017	December 31, 2016
Commitments to extend credit:
Credit card lines	$4,303,256	$4,562,981
Commercial and construction lines of credit	3,011,673	2,966,656
Other consumer unused credit commitments	250,029	261,856
Commercial letters of credit	2,116	1,490
Standby letters of credit	33,633	34,644
Commitments to originate or fund mortgage loans	15,297	25,622

At December 31, 2017 and December 31, 2016, the Corporation maintained a reserve of approximately $10 million and $9 million, respectively, for potential losses associated with unfunded loan commitments related to commercial and consumer lines of credit.

Business concentration

Since the Corporation’s business activities are concentrated primarily in Puerto Rico, its results of operations and financial condition are dependent upon the general trends of the Puerto Rico economy and, in particular, the residential and commercial real estate markets. The concentration of the Corporation’s operations in Puerto Rico exposes it to greater risk than other banking companies with a wider geographic base. Its asset and revenue composition by geographical area is presented in Note 41 to the Consolidated Financial Statements.

Puerto Rico is in the midst of a profound fiscal and economic crisis, was recently significantly impacted by two major hurricanes, and has commenced several proceedings under the Puerto Rico Oversight, Management and Economic Stability Act (“PROMESA”) to restructure its outstanding obligations and those of certain of its instrumentalities.

In September 2017, Puerto Rico was impacted by Hurricanes Irma and Maria. Most relevant, Hurricane Maria made landfall on September 20, 2017, causing severe wind and flood damage to infrastructure, homes and businesses throughout Puerto Rico. Following the passage of Hurricane Maria, all Puerto Rico was left without electrical power, other basic utility and infrastructure services were severely curtailed and the government imposed a mandatory curfew. As of the date of this report, a number of businesses and homes remained without power, and some businesses are operating partially or remain closed, while others have permanently closed. The damages caused by the hurricanes are substantial and have had a material adverse impact on economic activity in Puerto Rico. It is still, however, too early to fully assess and quantify the extent of the damage caused by the hurricanes, as well as their long-term impact on economic activity. For a discussion of the impact of the hurricanes on the Corporation’s operations and financial results during 2017, refer to Note 2 - Hurricanes impact.

The U.S. Congress enacted PROMESA on June 30, 2016 in response to the Commonwealth’s ongoing fiscal and economic crisis. PROMESA, among other things, (i) established a seven-member oversight board (the “Oversight Board”) with broad powers over the finances of the Commonwealth and its instrumentalities, (ii) requires the Commonwealth (and any instrumentality thereof designated as a “covered entity” under PROMESA) to submit its budgets, and if the Oversight Board so requests, a fiscal plan for certification by the Oversight Board, and (iii) established two separate processes for the restructuring of the outstanding liabilities of the Commonwealth, its instrumentalities and municipalities: (a) Title VI, a largely out-of-court process through which a government entity and its financial creditors can agree on terms to restructure such entity’s debts, and (b) Title III, a court-supervised process for a comprehensive restructuring similar to Chapter 9 of the U.S. Bankruptcy Code

.

The Oversight Board has designated a number of entities as “covered entities” under PROMESA, including the Commonwealth and all of its instrumentalities. While the Oversight Board has the power to designate any of the Commonwealth’s municipalities as covered entities under PROMESA, it has not done so as of the date hereof. The Oversight Board has approved fiscal plans for certain of these “covered entities,” including the Commonwealth, Government Development Bank for Puerto Rico (“GDB”) and several other public corporations. The Commonwealth’s fiscal plan covers the central government and several of the Commonwealth’s instrumentalities. The fiscal plans were prepared and certified prior to the impact of Hurricanes Irma and Maria and are thus based on pre-hurricane assumptions of government revenues, economic activity and outmigration. On October 31, 2017, the Oversight Board requested revised fiscal plans for the Commonwealth and various public corporations to take into account the impact of Hurricanes Irma and Maria. The Commonwealth, the Puerto Rico Electric Power Authority (“PREPA”), and the Puerto Rico Aqueduct and Sewer Authority (“PRASA”) submitted revised fiscal plans to the Oversight Board on January 24, 2018. The Oversight Board requested revisions to such fiscal plans and, on February 12, 2018, the government submitted further revised fiscal plans to the Oversight Board. The Oversight Board is in the process of reviewing such fiscal plans and has stated that it expects to certify fiscal plans for the Commonwealth, PREPA and PRASA by March 30, 2018. Both the certified fiscal plans and the most recent public versions of the proposed fiscal plans indicate that the applicable government entities are unable to pay their outstanding obligations as currently scheduled, thus recognizing a need for a significant debt restructuring and/or write downs.

On May 3, 2017, the Oversight Board, on behalf of the Commonwealth, filed a petition in the U.S. District Court for the District of Puerto Rico to restructure the Commonwealth’s liabilities under Title III of PROMESA. The Oversight Board has subsequently filed analogous petitions with respect to COFINA, the Employees Retirement System, the Puerto Rico Highways and Transportation Authority and the Puerto Rico Electric Power Authority. The Oversight Board has also authorized GDB to pursue a restructuring of its financial indebtedness under Title VI of PROMESA. Although as of the date hereof, these entities are the only entities for which the Oversight Board has sought to use the restructuring authority provided by PROMESA, the Oversight Board may use the restructuring authority of Title III or Title VI of PROMESA for other Commonwealth instrumentalities, including its municipalities, in the future.

At December 31, 2017, the Corporation’s direct exposure to the Puerto Rico government and its instrumentalities and municipalities amounted to $ 484 million, which is fully outstanding at year-end (compared to a direct exposure of approximately $584 million, of which $ 529 million was outstanding at December 31, 2016). Of this amount, $ 435 million consists of loans and $ 49 million are securities ($ 459 million and $ 70 million at December 31, 2016). All of the amount outstanding at December 31, 2017 were obligations from various Puerto Rico municipalities. In most cases, these are “general obligations” of a municipality, to which the applicable municipality has pledged its good faith, credit and unlimited taxing power, or “special obligations” of a municipality, to which the applicable municipality has pledged other revenues. At December 31, 2017, 74% of the Corporation’s exposure to municipal loans and securities was concentrated in the municipalities of San Juan, Guaynabo, Carolina and Bayamón.

During the third quarter of 2017, the Corporation sold all of its COFINA bonds at a gain of approximately $0.1 million. The Corporation had recorded an other-than-temporary impairment charge of $8.3 million in respect of those bonds during the second quarter of 2017 as a result of the filing of the Title III proceeding in respect of COFINA and the non-payment of interest on the COFINA bonds in June 2017, pursuant to a court order issued in such proceeding.

The following table details the loans and investments representing the Corporation’s direct exposure to the Puerto Rico government according to their maturities:

(In thousands)	Investment Portfolio	Loans	Total Outstanding	Total Exposure
Central Government
After 1 to 5 years	$2	$-	$2	$2
After 5 to 10 years	7	-	7	7
After 10 years	27	-	27	27
Total Central Government	36	-	36	36
Government Development Bank (GDB)
After 1 to 5 years	2	-	2	2
Total Government Development Bank (GDB)	2	-	2	2
Puerto Rico Highways and Transportation Authority
After 5 to 10 years	4	-	4	4
Total Puerto Rico Highways and Transportation Authority	4	-	4	4
Municipalities
Within 1 year	3,295	13,183	16,478	16,478
After 1 to 5 years	15,485	192,904	208,389	208,389
After 5 to 10 years	29,240	106,368	135,608	135,608
After 10 years	1,025	122,038	123,063	123,063
Total Municipalities	49,045	434,493	483,538	483,538
Total Direct Government Exposure	$49,087	$434,493	$483,580	$483,580

In addition, at December 31, 2017, the Corporation had $386 million in indirect exposure to loans or securities issued or guaranteed by Puerto Rico governmental entities but whose principal source of repayment are non-governmental entities. In such obligations, the Puerto Rico government entity guarantees any shortfall in collateral in the event of borrower default ($406 million at December 31, 2016). These included $310 million in residential mortgage loans guaranteed by the Puerto Rico Housing Finance Authority (“HFA”), an entity that has been designated as a covered entity under PROMESA (December 31, 2016 - $326 million). These mortgage loans are secured by the underlying properties and the HFA guarantee serve to cover shortfalls in collateral in the event of a borrower default. Although the Governor is currently authorized by local legislation to impose a temporary moratorium on the financial obligations of the HFA, he has not exercised this power as of the date hereof. Also, the Corporation had $44 million in Puerto Rico housing bonds issued by HFA, which are secured by second mortgage loans on Puerto Rico residential properties, $7 million in pass-through securities that have been economically defeased and refunded and for which collateral including U.S. agencies and Treasury obligations has been escrowed, and $25 million of commercial real estate notes issued by government entities, but payable from rent paid by third parties ($43 million, $6 million and $31 million at December 31, 2016, respectively).

BPPR’s commercial loan portfolio also includes loans to private borrowers who are service providers, lessors, suppliers or have other relationships with the government. These borrowers could be negatively affected by the fiscal measures to be implemented to address the Commonwealth’s fiscal crisis and the ongoing Title III proceedings under PROMESA described above. Similarly, BPPR’s mortgage and consumer loan portfolios include loans to government employees which could also be negatively affected by fiscal measures such as employee layoffs or furloughs.

The Corporation has operations in the United States Virgin Islands (the “USVI”) and has approximately $82 million in direct exposure to USVI government entities. The USVI has been experiencing a number of fiscal and economic challenges that could adversely affect the ability of its public corporations and instrumentalities to service their outstanding debt obligations. In addition, in September 2017, the USVI was also severely impacted by Hurricanes Irma and Maria, which will pose additional challenges to the USVI government and could further materially adversely affect the USVI economy.

Other contingencies

As indicated in Note 11 to the Consolidated Financial Statements, as part of the loss sharing agreements related to the Westernbank FDIC-assisted transaction, the Corporation agreed to make a true-up payment to the FDIC on the date that is 45 days following the last day of the final shared loss month, or upon the final disposition of all covered assets under the loss sharing agreements in the event losses on the loss sharing agreements fail to reach expected levels. The fair value of the true-up payment obligation was estimated at $ 165 million at December 31, 2017 (December 31, 2016 - $ 153 million). For additional information refer to Note 11.

Legal Proceedings

The nature of Popular’s business ordinarily results in a certain number of claims, litigation, investigations, and legal and administrative cases and proceedings (“Legal Proceedings”). When the Corporation determines that it has meritorious defenses to the claims asserted, it vigorously defends itself. The Corporation will consider the settlement of cases (including cases where it has meritorious defenses) when, in management’s judgment, it is in the best interest of both the Corporation and its shareholders to do so.

On at least a quarterly basis, Popular assesses its liabilities and contingencies relating to outstanding Legal Proceedings utilizing the latest information available. For matters where it is probable that the Corporation will incur a material loss and the amount can be reasonably estimated, the Corporation establishes an accrual for the loss. Once established, the accrual is adjusted on at least a quarterly basis as appropriate to reflect any relevant developments. For matters where a material loss is not probable or the amount of the loss cannot be estimated, no accrual is established.

In certain cases, exposure to loss exists in excess of the accrual to the extent such loss is reasonably possible, but not probable. Management believes and estimates that the aggregate range of reasonably possible losses (with respect to those matters where such limits may be determined, in excess of amounts accrued), for current Legal Proceedings ranges from $0 to approximately $27.8 million as of December 31, 2017. For certain other cases, management cannot reasonably estimate the possible loss at this time. Any estimate involves significant judgment, given the varying stages of the Legal Proceedings (including the fact that many of them are currently in preliminary stages), the existence of multiple defendants in several of the current Legal Proceedings whose share of liability has yet to be determined, the numerous unresolved issues in many of the Legal Proceedings, and the inherent uncertainty of the various potential outcomes of such Legal Proceedings. Accordingly, management’s estimate will change from time-to-time, and actual losses may be more or less than the current estimate.

While the outcome of Legal Proceedings is inherently uncertain, based on information currently available, advice of counsel, and available insurance coverage, management believes that the amount it has already accrued is adequate and any incremental liability arising from the Corporation’s Legal Proceedings in matters in which a loss amount can be reasonably estimated will not have a material adverse effect on the Corporation’s consolidated financial position. However, in the event of unexpected future developments, it is possible that the ultimate resolution of these matters, if unfavorable, may be material to the Corporation’s consolidated financial position in a particular period.

Set forth below is a description of the Corporation’s significant legal proceedings.

BANCO POPULAR DE PUERTO RICO

Hazard Insurance Commission-Related Litigation

Popular, Inc., BPPR and Popular Insurance, LLC (the “Popular Defendants”) have been named defendants in a putative class action complaint captioned Perez Díaz v. Popular, Inc., et al, filed before the Court of First Instance, Arecibo Part. The complaint seeks damages and preliminary and permanent injunctive relief on behalf of the purported class against the Popular Defendants, as well as Antilles Insurance Company and MAPFRE-PRAICO Insurance Company (the “Defendant Insurance Companies”). Plaintiffs essentially allege that the Popular Defendants have been unjustly enriched by failing to reimburse them for commissions paid by the Defendant Insurance Companies to the insurance agent and/or mortgagee for policy years when no claims were filed against their hazard insurance policies. They demand the reimbursement to the purported “class” of an estimated $400 million plus legal interest, for the “good experience” commissions allegedly paid by the Defendant Insurance Companies during the relevant time period, as well as injunctive relief seeking to enjoin the Defendant Insurance Companies from paying commissions to the insurance agent/mortgagee and ordering them to pay those fees directly to the insured. A hearing on the request for preliminary injunction and other matters was held on February 15, 2017, as a result of which plaintiffs withdrew their request for preliminary injunctive relief. A motion for dismissal on the merits, which the Defendant Insurance Companies filed shortly before hearing, was denied with a right to replead following limited targeted discovery. On March 24, 2017, the Popular Defendants filed a certiorari petition with the Puerto Rico Court of Appeals seeking a review of the lower court’s denial of the motion to dismiss. The Court of Appeals denied the Popular Defendant’s request, and the Popular Defendants appealed this determination to the Puerto Rico Supreme Court, which declined review. Separately, a class certification hearing was held in June and the Court requested post-hearing briefs on this issue. On October 26, 2017, the Court entered an order whereby it broadly certified the class. At a hearing held on November 2, 2017, the Court encouraged the parties to reach agreement on discovery and class notification procedures. The Court further allowed defendants until January 4, 2018 to answer the complaint. A follow-up hearing was set for March 6, 2018. On December 21, 2017, the Popular Defendants filed a certiorari petition before the Puerto Rico Court of Appeals, which plaintiffs opposed on January 9, 2018. The Court of Appeals has not yet ruled on whether it will entertain this petition. The proceedings at the Court of First Instance have not been stayed, and discovery is in progress.

BPPR has separately been named a defendant in a putative class action complaint captioned Ramirez Torres, et al. v. Banco Popular de Puerto Rico, et al, filed before the Puerto Rico Court of First Instance, San Juan Part. The complaint seeks damages and preliminary and permanent injunctive relief on behalf of the purported class against the same Popular Defendants, as well other financial institutions with insurance brokerage subsidiaries in Puerto Rico. Plaintiffs essentially contend that in November 2015, Antilles Insurance Company obtained approval from the Puerto Rico Insurance Commissioner to market an endorsement that allowed its customers to obtain reimbursement on their insurance deductible for good experience, but that defendants failed to offer this product or disclose its existence to their customers, favoring other products instead, in violation of their duties as insurance brokers. Plaintiffs seek a determination that defendants unlawfully failed to comply with their duty to disclose the existence of this new insurance product, as well as double or treble damages (the latter subject to a determination that defendants engaged in anti-monopolistic practices in failing to offer this product). Between late March and early April, co-defendants filed motions to dismiss the complaint and opposed the request for preliminary injunctive relief. A co-defendant filed a third-party Complaint against Antilles Insurance Company. A preliminary injunction and class certification hearing originally scheduled for April 6th was subsequently postponed, pending resolution of the motions to dismiss. On July 31, 2017, the Court dismissed the complaint with prejudice. In August 2017, plaintiffs appealed this judgment. Because of the passing of Hurricane Maria, the Court temporarily stayed all legal proceedings, including any filing deadlines. In accordance with such directive, the Popular Defendants filed their opposition brief on November 29, 2017, ahead of the filing deadline. The appeal is now ripe for adjudication by the Court of Appeals.

A third putative class action also tangentially related to hazard insurance policies and captioned Morales v. Banco Popular de Puerto Rico, et al., was filed in May 2017. Plaintiffs aver that BPPR forced-placed hazard insurance on their mortgaged properties in violation of Puerto Rico’s implied covenant of good faith, BPPR’s alleged fiduciary duties as the escrow account manager of their mortgage loans, the Truth in Lending Act (“TILA”) and the Racketeer Influenced and Corrupt Organizations Act (RICO). Plaintiffs seek class certification, an order enjoining BPPR and other unnamed defendants from maintaining their allegedly fraudulent practices concerning forced-placed hazard insurance, unspecified compensatory damages, costs and attorneys’ fees. On July 19, 2017, BPPR filed a motion for summary judgment, which the Court granted on December 29, 2017. Given that plaintiffs did not appeal this determination, such decision is now final and unappealable.

Mortgage-Related Litigation and Claims

BPPR has been named a defendant in a putative class action captioned Lilliam González Camacho, et al. v. Banco Popular de Puerto Rico, et al., filed before the United States District Court for the District of Puerto Rico on behalf of mortgage-holders who have allegedly been subjected to illegal foreclosures and/or loan modifications through their mortgage servicers. Plaintiffs essentially contend that when they sought to reduce their loan payments, defendants failed to provide them with reduced loan payments, instead subjecting them to lengthy loss mitigation processes while filing foreclosure claims against them in parallel. Plaintiffs assert that such actions violate HAMP, HARP and other loan modification programs, as well as the Puerto Rico Mortgage Debtor Assistance Act and TILA. For the alleged violations stated above, Plaintiffs request that all Defendants (over 20 separate defendants have been named, including all local banks), jointly and severally, respond in an amount of no less than $400 million. BPPR waived service of process in June and filed a motion to dismiss in August which is pending resolution. Plaintiffs unsuccessfully sought to amend the complaint without leave, and subsequently appealed the District Court’s decision to strike the complaint from the record. Such appeal is also pending resolution.

BPPR has also been named a defendant in two separate putative class actions captioned Costa Dorada Apartment Corp., et al. v. Banco Popular de Puerto Rico, et al., and Yiries Josef Saad Maura v. Banco Popular, et al., filed by the same counsel who filed the González Camacho action referenced above, on behalf of commercial and residential customers of the defendant banks who have allegedly been subject to illegal foreclosures and/or loan modifications through their mortgage servicers. Plaintiffs essentially contend that when they sought to reduce their loan payments, defendants failed to provide them with reduced loan payments, instead subjecting them to lengthy loss mitigation processes while filing foreclosure claims against them in parallel (dual tracking), all in violation of TILA, the Real Estate Settlement Procedures Act (“RESPA”), the Equal Credit Opportunity Act (“ECOA”), the Fair Credit Reporting Act (“FCRA”), the Fair Debt Collection Practices Act (“FDCPA”) and other consumer-protection laws and regulations. They demand approximately $1 billion (in Costa Dorada) and unspecified damages (in Saad Maura). Banco Popular has not yet been served with summons in relation to the Costa Dorada Matter. On January 3, 2018, plaintiffs in the Saad Maura case requested that Banco Popular waive service of process, which it agreed to do on February 1, 2018. A response is not yet due.

BPPR has been named a defendant in a complaint for damages and breach of contract captioned Héctor Robles Rodriguez et al. v. Municipio de Ceiba, et al. Plaintiffs are residents of a development called Hacienda Las Lomas. Through the Doral Bank-FDIC assisted transaction, BPPR acquired a significant number of mortgage loans within in this development and is currently the primary creditor in the project. Plaintiffs claim damages against the developer, contractor, the relevant insurance companies, and most recently, their mortgage lenders, because of a landslide that occurred in October 2015, affecting various streets and houses within the development. Plaintiffs specifically allege that the mortgage lenders, including BPPR, should be deemed liable for their alleged failure to properly inspect the subject properties. Plaintiffs demand in excess of $30 million in damages and the annulment of their mortgage deeds. BPPR extended plaintiffs three consecutive six-month payment forbearances, the last of which is still in effect, and has recently engaged in preliminary settlement discussions with plaintiffs. In November 2017, the FDIC notified BPPR that it had agreed to indemnify the Bank in connection with its Doral-related exposure, pursuant to the terms of the relevant Purchase and Assumption Agreement.

Mortgage-Related Investigations

The Corporation and its subsidiaries from time to time receive requests for information from departments of the U.S. government that investigate mortgage-related conduct. In particular, BPPR has received subpoenas and other requests for information from the Federal Housing Finance Agency’s Office of the Inspector General, the Civil Division of the Department of Justice, the Special Inspector General for the Troubled Asset Relief Program and the Federal Department of Housing and Urban Development’s Office of the Inspector General mainly concerning real estate appraisals and residential and construction loans in Puerto Rico. The Corporation is cooperating with these requests and is in discussions with the relevant U.S. government departments regarding the resolution of such matters. There can be no assurances as to the outcome of those discussions.

Separately, it has come to the attention of management that certain letters generated by the Corporation to comply with Consumer Financial Protection Bureau (“CFPB”) rules requiring written notification to borrowers who have submitted a loss mitigation application were not mailed to borrowers over a period of up to approximately three-years due to a systems interface error.  Loss mitigation is a process whereby creditors work with mortgage loan borrowers who are having difficulties making their loan payments on their debt.  The loss mitigation process applies both to mortgage loans held by the Corporation and to mortgage loans serviced by the Corporation for third parties.  The Corporation has corrected the systems interface error that caused the letters not to be sent.

The Corporation has notified applicable regulators and is conducting a review of its mortgage files to assess the scope of potential customer impact. Based on currently available information, we believe that although the mailing error extended to approximately 20,000 residential mortgage loans (approximately 50% of which are serviced by the Corporation for third parties), the number of borrowers actually affected by the mailing error was substantially lower due to, among other things, the fact that more than half of all borrowers potentially subject to such error closed on a permanent loss mitigation alternative and the fact that the Corporation regularly uses means other than the mail to communicate with borrowers, including email and hand delivery of written notices at our mortgage servicing centers or bank branches.

During the fourth quarter of 2017, the Corporation began outreach to potentially affected borrowers with outstanding loans that had not already closed on a permanent loss mitigation alternative to encourage them to continue or restart their loss mitigation process. While the Corporation has made a preliminary determination regarding the impact that the systems interface error may have had on borrowers who proceeded through the foreclosure process, such determination is still subject to further review. The Corporation expects to complete this assessment and reach out to applicable regulators before the end of the first quarter of 2018 to share the results thereof, as well as any related remediation plans. At this point, we are not able to estimate the financial impact of the failure to mail the loss mitigation notices.

Other Significant Proceedings

In June 2017, a syndicate comprised of BPPR and other local banks (the “Lenders”) filed an involuntary Chapter 11 bankruptcy proceeding against Betteroads Asphalt and Betterecycling Corporation (the “Involuntary Debtors”). This filing followed attempts by the Lenders to restructure and resolve the Involuntary Debtors’ obligations and outstanding defaults under a certain credit agreement, first through good faith negotiations and subsequently, through the filing of a collection action against the Involuntary Debtors in local court. The involuntary debtors subsequently counterclaimed, asserting damages in excess of $900 million. The Lenders ultimately joined in the commencement of these involuntary bankruptcy proceedings against the Debtors in order to preserve and recover the Involuntary Debtors’ assets, having confirmed that the Involuntary Debtors were transferring assets out of their estate for little or no consideration. The Involuntary Debtors subsequently filed a motion to dismiss the proceedings and for damages against the syndicate, arguing both that this petition was filed in bad faith and that there was a bona fide dispute as to the petitioners’ claims, as set forth in the counterclaim filed by the Involuntary Debtors in local court. The court allowed limited discovery to take place prior to an evidentiary hearing (still unscheduled and to be held after the discovery cut-off date) to determine the merits of debtors’ motion to dismiss. At a hearing held in November 2017, the Court determined that it was inclined to rule against the dismissal of the complaint but requested that the parties submit supplemental briefs on the subject, which the parties did. Discovery is ongoing.

POPULAR SECURITIES

Puerto Rico Bonds and Closed-End Investment Funds

The volatility in prices and declines in value that Puerto Rico municipal bonds and closed-end investment companies that invest primarily in Puerto Rico municipal bonds have experienced since August 2013 have led to regulatory inquiries, customer complaints and arbitrations for most broker-dealers in Puerto Rico, including Popular Securities.  Popular Securities has received customer complaints and is named as a respondent (among other broker-dealers) in 111 arbitration proceedings with aggregate claimed amounts of approximately $228 million, including one arbitration with claimed damages of approximately $78 million in which another Puerto Rico broker-dealer is a co-defendant.  While Popular Securities believes it has meritorious defenses to the claims asserted in these proceedings, it has often determined that it is in its best interest to settle such claims rather than expend the money and resources required to see such cases to completion. The Government’s defaults and non-payment of its various debt obligations, the Commonwealth government’s and the Financial Oversight Management Board’s decision to pursue restructurings under Title III and Title VI of PROMESA have increased and may continue to increase the number of customer complaints (and claimed damages) filed against Popular Securities concerning Puerto Rico bonds, including bonds issued by COFINA and GDB, and closed-end investment companies that invest primarily in Puerto Rico bonds. An adverse result in the matters described above or a significant increase in customer complaints could have a material adverse effect on Popular.

Subpoenas for Production of Documents in relation to PROMESA Title III Proceedings

Popular Securities has, together with Popular, Inc. and BPPR (collectively, the “Popular Companies”) filed an appearance in connection with the Commonwealth of Puerto Rico’s pending Title III bankruptcy proceeding. Its appearance was prompted by a request by the Commonwealth’s Unsecured Creditors’ Committee (“UCC”) to allow a broad discovery program under Rule 2004 to investigate, among other things, the causes of the Puerto Rico financial crisis. The Rule 2004 request sought broad discovery not only from the Popular Companies, but also from Banco Santander de Puerto Rico (“Santander”) and others, spanning in excess of eleven (11) years. In their respective objections, both the Popular Companies and Santander argued that these requests go substantially beyond the permissible scope of Rule 2004 discovery programs and should either be denied outright or substantially modified. A hearing before Magistrate Judge Gail Dein was held on August 9, 2017. At the hearing, the Court requested that the UCC and the PROMESA Oversight Board, who opposed the UCC’s request, submit further briefing on this subject. The parties argued their respective positions at the omnibus hearing held on November 15, 2017. Upon listening to arguments on this matter, Magistrate Dein denied the UCC’s request without prejudice, to allow the law firm of Kobre & Kim to carry out its own independent investigation on behalf of the PROMESA Oversight Board.

Since the August 2017 hearing, the Popular Companies have been served with additional requests for the preservation and voluntary production of certain COFINA-related documents and witnesses from the UCC and COFINA Agents in connection with the COFINA-Commonwealth adversary complaint, as well as from the Oversight Board’s Independent Investigator, Kobre & Kim. The Poplar Companies are cooperating with all such requests but have asked that such requests be submitted in the form of a subpoena to address privacy and confidentiality considerations pertaining to some of the documents involved in the production.

POPULAR COMMUNITY BANK

Josefina Valle v. Popular Community Bank

PCB has been named a defendant in a putative class action complaint captioned Josefina Valle, et al. v. Popular Community Bank, filed in November 2012 in the New York State Supreme Court (New York County). Plaintiffs, PCB customers, allege among other things that PCB has engaged in unfair and deceptive acts and trade practices in connection with the assessment of overdraft fees and payment processing on consumer deposit accounts. The complaint further alleges that PCB improperly disclosed its consumer overdraft policies and that the overdraft rates and fees assessed by PCB violate New York’s usury laws. Plaintiffs seek unspecified damages, including punitive damages, interest, disbursements, and attorneys’ fees and costs.

A motion to dismiss was filed on September 9, 2013. On October 25, 2013, plaintiffs filed an amended complaint seeking to limit the putative class to New York account holders. A motion to dismiss the amended complaint was filed in February 2014. In August 2014, the Court entered an order granting in part PCB’s motion to dismiss. The sole surviving claim relates to PCB’s item processing policy. On September 10, 2014, plaintiffs filed a motion for leave to file a second amended complaint to correct certain deficiencies noted in the court’s decision and order.  PCB subsequently filed a motion in opposition to plaintiff's motion for leave to amend and further sought to compel arbitration. In June 2015, this matter was reassigned to a new judge and on July 22, 2015, such Court denied PCB’s motion to compel arbitration and granted plaintiffs’ motion for leave to amend the complaint to replead certain claims based on item processing reordering, misstatement of balance information and failure to notify customers in advance of potential overdrafts. The Court did not, however, allow plaintiffs to replead their claim for the alleged breach of the implied covenant of good faith and fair dealing. On August 12, 2015, Plaintiffs filed a second amended complaint. On August 24, 2015, PCB filed a Notice of Appeal as to the order granting leave to file the second amended complaint and on September 17, 2015, it filed a motion to dismiss the second amended complaint. On February 18, 2016, the Court granted in part and denied in part PCB’s pending motion to dismiss. The Court dismissed plaintiffs’ unfair and deceptive acts and trade practices claim to the extent it sought to recover overdraft fees incurred prior to September 2011. On March 28, 2016, PCB filed an answer to second amended complaint and on April 7, 2016, it filed a notice of appeal on the partial denial of PCB’s motion to dismiss. A mediation session held on September 21, 2016 proved unsuccessful. On January 3, 2017, PCB filed a brief with the Appellate Division in support of its appeal of the lower Court’s prior order that granted in part and denied in part PCB’s motion to dismiss plaintiffs’ second amended complaint. Oral argument was held on April 4, 2017. On April 25, 2017, the Court issued an order denying PCB’s appeal from the partial denial of our motion to dismiss. On November 13, 2017, the parties reached an agreement in principle. Under this agreement, subject to certain customary conditions including court approval of a final settlement agreement in consideration for the full settlement and release of defendant, an amount up to $5.2 million will be paid to qualified plaintiffs.

Eugene Duncan v. Popular North America

Popular North America has been named a defendant in a putative class action complaint captioned Duncan v. Popular North America, filed on January 29, 2018 in the United States District Court for the Eastern District of New York. The complaint generally asserts that Popular North America (“PNA”) failed to design, construct, maintain and operate its website to be fully accessible to and independently usable by plaintiff and other blind or visually-impaired people, and that PNA’s denial of full and equal access to its website, and therefore to its products and services, violates the Americans with Disabilities Act. Plaintiff seeks a permanent injunction to cause a change in defendant’s allegedly unlawful corporate policies, practices and procedures so that its website becomes and remains accessible to blind and visually impaired customers. On February 15, 2018, Popular North America requested an extension of time to answer the complaint or otherwise plead. A response is not yet due.